July 19, 2006

Supplement to the

Quant Funds Ordinary and Institutional Shares Prospectus

Dated July 17, 2006

The following text replaces the corresponding sections of the prospectus. Please refer to the prospectus for the main text of the supplemented sections.

SUMMARY OF FEES AND EXPENSES

Shareholder Fees (fees paid directly from your investment)

Footnote 1 is replaced in its entirety with the following:

1

The deferred sales charge of 1% is not imposed on certain redemptions including redemptions of shares held by certain contributory 401(k) plans, maintained through the National Securities Clearing Corporation (“NSCC”) or held in omnibus accounts maintained by No Transaction Fee (“NTF”) programs of certain broker-dealers. However, if NSCC or NTF shares are redeemed less than 31 days after purchase, the 1% deferred sales charge generally will be imposed. See How To Redeem—Payment of Redemption Amount for more information.

HOW TO REDEEM - Payment of Redemption Amount

The fourth paragraph is replaced in its entirety with the following:

Deferred Sales Charge on Ordinary Shares. The deferred sales charge on Ordinary Shares is not imposed in the case of:

•	Involuntary redemptions imposed by the Fund
•	Redemptions of shares tendered for exchange
•	Redemptions of shares held by contributory plans qualified under Section 401(k) of the Internal Revenue Code
•	Redemptions of shares made by employees of the Manager or an affiliate
•

Redemptions of shares held in accounts maintained through NSCC, except that the deferred sales charge will be imposed on redemptions of shares maintained through NSCC held for fewer than 31 calendar days

•

Redemptions of shares held in omnibus accounts maintained by no transaction fee (“NTF”) programs of certain broker-dealers pursuant to a written agreement between the broker-dealer and the Fund, the Manager and/or the Distributor, except that the deferred sales charge will be imposed on redemptions of shares maintained by NTF programs held for fewer than 31 calendar days. If, however, an NTF program certifies that it does not have the systematic capability to assess the 1% deferred sales charge on redemptions within 30 days of purchase the Funds reserve the right in their discretion to permit a full waive of the 1% deferred sales charge in this limited circumstance

1022-00-0706

©2006 U.S. Boston Capital Corporation

Distributor of the Quant Funds, Member NASD/SIPC